United
                    New Concepts
                    Fund, Inc.

                    SEMIANNUAL
                    REPORT
                    -------------------------------------------
                    For the six months ended September 30, 1995

This report is submitted for the general information of the shareholders of United New Concepts Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United New Concepts Fund, Inc. current prospectus.

PRESIDENT'S LETTER
-----------------------------------------------------------------
SEPTEMBER 30, 1995

Dear Shareholder:

     As President of your Fund, I would like to thank you for your continued confidence in our products and services. We strive to provide the best service possible to our shareholders: from the Fund's manager, to Waddell & Reed's customer service representatives, to your personal account representative and the Waddell & Reed office nearest you.

     While personalized service has become increasingly rare in the investment industry, we remain committed to locally based account representatives who provide the personal service you need. They are ready to assist you through regular reviews of your financial plan and to answer any financial questions you may have. Your account representative is anxious to help you plan for your retirement, fund a child's education or make plans for other long-term financial goals.

     We want to help you open the door to a better financial future. We will continue to help you meet your specific financial needs through quality investment products and personalized service that makes the investment process more convenient and accessible for you.

     Should you have any questions about your account or other financial issues, contact your personal account representative or your local Waddell & Reed office. They're ready to help you make the most of your financial future.



Respectfully,
Keith A. Tucker
President

SHAREHOLDER SUMMARY
--------------------------------------------------------------
United New Concepts Fund, Inc.

PORTFOLIO STRATEGY:
Common Stock in new &      OBJECTIVE:   Growth of capital.
emerging companies
                            STRATEGY:   Invests primarily in
Maximum 10% Foreign                     common stocks of
Securities                              relatively new or
                                        unseasoned companies,
Cash Reserves                           companies in their early stages of
                                        development or smaller companies in new
                                        or emerging industries.  (May purchase
                                        securities subject to repurchase
                                        agreements.  May invest in certain
                                        options and futures.)

                                        The use of cash reserves (often invested in money market securities) for defensive purposes is a strategy that may be utilized by the New Concepts Fund from time to time.

                                        Moving into cash reserve positions at
                                        times thought to be near a major stock
                                        market peak allows the Fund the
                                        opportunity to capture profits and
                                        attempts to cushion the impact of market declines. The added flexibility provided by our CASH RESERVES STRATEGY has from time to time been an important element in our past success and, when deemed appropriate, may be used in the management of the portfolio in the future.

                             FOUNDED:   1983

        SCHEDULED DIVIDEND FREQUENCY:   ANNUALLY (December)

PERFORMANCE SUMMARY

           PER SHARE DATA
For the Six Months Ended September 30, 1995
-------------------------------------------
NET ASSET VALUE ON
   9/30/95                     $15.14
   3/31/95                      12.25
                               ------
CHANGE PER SHARE               $ 2.89
                               ======


Past performance is not necessarily indicative of future results.


                              TOTAL RETURN HISTORY

                                            Average Annual Total Return
                                            ---------------------------
                                                With         Without
Period                                      Sales Load*    Sales Load**
------                                      -----------    ------------
1-year period ended 9-30-95                     33.88%         42.05%
5-year period ended 9-30-95                     27.57%         29.09%
10-year period ended 9-30-95                    16.01%         16.70%

Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase in each of the three periods.

Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.

Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On September 30, 1995, United New Concepts Fund, Inc. had net assets totaling $422,663,116 invested in a diversified portfolio of:

        79.21%  Common Stocks
        20.79%  Cash and Cash Equivalents

As a shareholder of United New Concepts Fund, Inc., for every $100 you had invested on September 30, 1995, your Fund owned:

 $53.09  Technological Stocks
  21.66  Consumer Stocks
  20.79  Cash and Cash Equivalents
   2.92  Basic Industries Stocks
   1.54  Financial Stock

-----------------------------------------------------------------
These STOCK CATEGORIES are provided as a reference only. Not all categories or subcategories will be represented in a portfolio at all times. Refer to the following pages for a more detailed portfolio listing.

BASIC INDUSTRIES
  Airlines
  Automotive
  Building
  Chemicals Major
  Electrical Equipment
  Engineering and Construction
  Machinery
  Manufacturers
  Metals and Mining
  Multi-Industry
  Paper
  Precious Metals
  Railroad Equipment
  Railroads
  Shipping
  Steel
  Tire and Rubber
  Trucking

CONSUMER
  Beverages
  Consumer Electronics and Appliances
  Food and Related
  Hospital Management
  Household Products
  Leisure Time
  Packaging and Containers
  Publishing and Advertising
  Retailing
  Services, Consumer and Business
  Textiles and Apparel
  Tobacco

ENERGY AND ENERGY-RELATED
  Canadian Oil
  Coal
  Domestic Oil
  International Oil
  Oil Services
  Propane

FINANCIAL
  Banks and Savings and Loans
  Financial
  Insurance

PUBLIC UTILITIES
  Electric
  Gas
  Pipelines


TECHNOLOGICAL
  Aerospace
  Biotechnology and Medical Services
  Chemicals Specialty and Miscellaneous Technology
  Computers and Office Equipment
  Drugs and Hospital Supply
  Electronics
  Telecommunications

THE INVESTMENTS OF
UNITED NEW CONCEPTS FUND, INC.
SEPTEMBER 30, 1995

                                              Shares        Value

COMMON STOCKS
Automotive - 2.92%
 Gentex Corporation*  ....................    60,000 $  1,440,000
 Harley-Davidson, Inc.  ..................   260,000    6,337,500
 O'Reilly Automotive, Inc.*  .............    80,000    2,430,000
 Superior Industries International,
   Inc. ..................................    80,000    2,150,000
   Total .................................             12,357,500

Biotechnology and Medical Services - 8.38%
 American Healthcorp, Inc.*  .............   155,500    1,059,266
 EP Technologies, Inc.*  .................   250,000    3,578,000
 IMNET Systems, Inc.*  ...................    60,000    1,545,000
 OmniCare, Inc.  .........................   243,200    9,484,800
 Owen Healthcare, Inc.*  .................   145,000    2,365,240
 Physicians Resource Group, Inc.*  .......   150,000    3,318,750
 Pyxis Corporation*   ....................   170,000    3,283,040
 St. Jude Medical, Inc.*  ................    60,000    3,798,720
 Tecnol Medical Products, Inc.*  .........   145,550    2,765,450
 Ventritex, Inc.*  .......................   150,000    3,243,750
 Zoll Medical Corporation*  ..............   100,900      958,550
   Total .................................             35,400,566

Computers and Office Equipment - 25.62%
 Adobe Systems Incorporated  .............   110,000    5,713,070
 America Online, Inc.*  ..................   300,000   20,681,100
 Broderbund Software, Inc.*  .............   112,200    8,548,182
 Cerner Corporation*  ....................   130,000    4,420,000
 Checkfree Corporation*  .................    36,500      736,827
 Digi International Inc.*  ...............   120,000    3,360,000
 Electronic Arts Inc.*  ..................    60,000    2,201,220
 HCIA Inc.*  .............................    30,000      750,000
 HPR Inc.*  ..............................    63,400    1,450,275
 Health Management Systems, Inc.*  .......   120,000    3,330,000
 Learning Company (The)*  ................   131,400    7,933,275
 Macromedia, Inc.*  ......................    40,000    2,285,000
 MapInfo Corporation*  ...................    45,500      938,439
 Medic Computer Systems, Inc.*  ..........    30,000    1,548,750
 Microsoft Corporation*  .................    40,000    3,622,480
 MicroTouch Systems, Inc.*  ..............   180,000    2,992,500
 National Instruments Corporation*  ......    50,000    1,018,750
 NETCOM On-Line Communication Services,
   Inc.* .................................   100,000    4,362,500
 Parametric Technology Corporation*  .....   190,000   11,732,500
 PHAMIS, Inc.*  ..........................    65,000    1,767,155
 Premenos Technology Corp.*  .............    46,000    1,477,750
 QuickResponse Services, Inc.*  ..........   141,000    3,718,875


                See Notes to Schedule of Investments on page 10.

THE INVESTMENTS OF
UNITED NEW CONCEPTS FUND, INC.
SEPTEMBER 30, 1995

                                              Shares        Value

COMMON STOCKS (Continued)
Computers and Office Equipment (Continued)
 Synopsys, Inc.*  ........................   140,000 $  4,340,000
 Wall Data Incorporated*  ................   200,000    3,500,000
 Wonderware Corporation*   ...............   150,000    5,850,000
   Total .................................            108,278,648

Drugs and Hospital Supply - 2.69%
 Forest Laboratories, Inc.*  .............   100,000    4,450,000
 LUNAR CORPORATION* ......................    60,000    1,965,000
 Watson Pharmaceuticals Inc.*  ...........   120,400    4,951,450
   Total .................................             11,366,450

Electronics - 12.61%
 Atmel Corporation*  .....................   140,000    4,733,680
 cisco Systems, Inc.*  ...................   250,000   17,265,500
 Concord EFS, Inc.* ......................   168,750    5,083,595
 Digital Link Corporation* ...............    44,300    1,151,800
 FSI International, Inc.*  ...............    50,000    1,656,250
 LSI Logic Corporation*  .................   126,000    7,276,500
 MEMC Electronic Materials, Inc.*  .......   125,000    3,390,625
 Micron Technology, Inc.  ................   100,000    7,950,000
 Silicon Valley Group, Inc.*  ............    80,000    3,084,960
 Summa Four, Inc.*  ......................    70,100    1,699,925
   Total .................................             53,292,835

Financial - 1.54%
 Mercury Finance Company  ................   266,667    6,499,985

Hospital Management - 6.77%
 Assisted Living Concepts, Inc.*  ........   100,000    1,562,500
 HEALTHSOUTH Corporation*  ...............    84,636    2,158,218
 PacifiCare Health Systems, Inc.*  .......    73,700    5,002,389
 Sierra Health Services, Inc.*   .........   136,000    3,400,000
 United HealthCare Corporation  ..........   213,000   10,410,375
 Vencor, Incorporated*  ..................   190,150    6,084,800
   Total .................................             28,618,282

Leisure Time - 1.40%
 Boston Chicken, Inc.*  ..................   100,000    2,618,700
 Longhorn Steaks, Inc.*  .................    95,000    1,662,500
 Rock Bottom Restaurants, Inc.*  .........   100,000    1,612,500
   Total .................................              5,893,700


                See Notes to Schedule of Investments on page 10.

THE INVESTMENTS OF
UNITED NEW CONCEPTS FUND, INC.
SEPTEMBER 30, 1995

                                              Shares        Value

COMMON STOCKS (Continued)
Retailing - 6.23%
 Books-A-Million, Inc.*  .................   180,000 $  3,206,160
 Central Tractor Farm & Country, Inc.* ...   165,000    1,876,875
 Fastenal Company  .......................   200,000    7,325,000
 Hollywood Entertainment Corporation*  ...   240,000    5,144,880
 Leslie's Poolmart*   ....................    95,917    1,522,682
 Movie Gallery, Inc.*  ...................   121,000    5,172,750
 Williams-Sonoma, Inc.*   ................   100,000    2,100,000
   Total .................................             26,348,347

Services, Consumer and Business - 5.88%
 CMG Information Services, Inc.*  ........    85,000    2,411,875
 CUC International Inc.*  ................   300,000   10,462,500
 Fusion Systems Corporation*  ............   105,000    3,045,000
 Stewart Enterprises, Inc., Class A  .....   179,100    6,447,600
 Varsity Spirit Corporation  .............   142,500    2,475,938
   Total .................................             24,842,913

Telecommunications - 3.79%
 Applied Digital Access, Inc.*   .........   100,000    1,262,500
 Ascend Communications, Inc.*  ...........    65,000    5,195,905
 MFS Communications Company, Inc.*  ......   105,000    4,606,875
 Mobile Telecommunication Technologies
   Corp.* ................................   121,000    3,751,000
 Ortel Corporation*  .....................    89,000    1,212,625
   Total .................................             16,028,905

Textiles and Apparel - 1.38%
 Department 56, Inc.*  ...................   125,000    5,843,750

TOTAL COMMON STOCKS - 79.21%                         $334,771,881
 (Cost: $170,805,695)

                                           Principal
                                           Amount in
                                           Thousands

SHORT-TERM SECURITIES
Banks and Savings and Loans - 1.83%
 Dresdner Bank AG,
   5.78%, 10-4-95 ........................    $7,530    7,526,373
 U.S. Bancorp,
   Master Note ...........................       205      205,000
   Total .................................              7,731,373


                See Notes to Schedule of Investments on page 10.

THE INVESTMENTS OF
UNITED NEW CONCEPTS FUND, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value
SHORT-TERM SECURITIES (Continued)
Financial - 9.07%
 B.A.T. Capital Corp.,
   5.75%, 10-27-95 .......................    $6,180 $  6,154,336
 BHP Finance (U.S.A.) Inc.:
   5.72%, 10-4-95 ........................     4,500    4,497,855
   5.75%, 10-4-95 ........................     2,670    2,668,721
 Bell Atlantic Financial Services Inc.,
   6.15%, 10-5-95 ........................     5,610    5,606,167
 Dana Credit Corp.,
   5.87%, 10-23-95 .......................     3,000    2,989,238
 IBM Credit Corporation,
   5.72%, 10-4-95 ........................     3,375    3,373,391
 Kerr-McGee Credit Corp.,
   5.85%, 10-24-95 .......................     2,865    2,854,292
 Textron Financial Corp.,
   5.87%, 10-27-95 .......................     4,160    4,142,364
 USL Capital Corporation,
   5.75%, 10-5-95 ........................     6,070    6,066,122
   Total .................................             38,352,486

Food and Related - 3.74%
 ConAgra, Inc.,
   5.85%, 11-1-95 ........................     8,440    8,397,484
 General Mills, Inc.,
   Master Note ...........................     1,310    1,310,000
 Quaker Oats Co.,
   5.9%, 11-17-95 ........................     6,030    5,983,552
 Sara Lee Corporation,
   Master Note ...........................       130      130,000
   Total .................................             15,821,036

Paper - 1.31%
 Champion International Corporation,
   5.88%, 10-12-95 .......................     5,530    5,520,064

Public Utilities - Electric - 2.61%
 Dominion Resources, Inc.,
   5.83%, 10-31-95 .......................       800      796,113
 Public Service Company of Colorado,
   7.0%, 10-2-95 .........................     6,200    6,198,794
 Western Resources Inc.,
   5.83%, 10-11-95 .......................     4,045    4,038,449
   Total .................................             11,033,356

Public Utilities - Pipelines - 1.26%
 Enron Corp.,
   5.85%, 10-27-95 .......................     5,360    5,337,354


                See Notes to Schedule of Investments on page 10.

THE INVESTMENTS OF
UNITED NEW CONCEPTS FUND, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value
SHORT-TERM SECURITIES (Continued)
Publishing and Advertising - 0.86%
 American Greetings Corporation,
   5.74%, 10-5-95 ........................    $3,640 $  3,637,679

Retailing - 2.34%
 K Mart Corporation:
   5.9%, 10-20-95 ........................     5,000    4,984,431
   5.9%, 10-25-95 ........................     4,915    4,895,668
   Total .................................              9,880,099

Tobacco - 0.48%
 Philip Morris Companies, Inc.,
   5.7%, 10-20-95 ........................     2,030    2,023,893

TOTAL SHORT-TERM SECURITIES - 23.50%                 $ 99,337,340
 (Cost: $99,337,340)

TOTAL INVESTMENT SECURITIES - 102.71%                $434,109,221
 (Cost: $270,143,035)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (2.71%)   (11,446,105)

NET ASSETS - 100.00%                                 $422,663,116




Notes To Schedule of Investments

    *No income dividends were paid during the preceding 12 months.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED NEW CONCEPTS FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1995

Assets
 Investment securities - at value
   (Notes 1 and 3) ................................. $434,109,221
 Cash   ............................................       28,022
 Receivables:
   Investment securities sold ......................    1,866,525
   Fund shares sold ................................      933,820
   Dividends and interest ..........................       22,699
 Prepaid insurance premium  ........................       12,588
                                                     ------------
    Total assets  ..................................  436,972,875
                                                     ------------
Liabilities
 Payable for Fund shares redeemed  .................   10,789,968
 Payable for investment securities purchased  ......    3,288,550
 Accrued service fee  ..............................       87,390
 Accrued transfer agency and dividend disbursing  ..       79,336
 Accrued accounting services fee  ..................        5,000
 Other  ............................................       59,515
                                                     ------------
    Total liabilities  .............................   14,309,759
                                                     ------------
      Total net assets ............................. $422,663,116
                                                     ============
Net Assets
 $1.00 par value capital stock, authorized --
   200,000,000; shares outstanding -- 27,915,902
   Capital stock ................................... $ 27,915,902
   Additional paid-in capital ......................  218,911,034
 Accumulated undistributed income:
   Accumulated undistributed net investment
    income  ........................................    1,027,525
   Accumulated undistributed net realized gain
    on investment transactions  ....................   10,842,469
   Net unrealized appreciation in value of
    investments at end of period  ..................  163,966,186
                                                     ------------
    Net assets applicable to outstanding units
      of capital ................................... $422,663,116
                                                     ============
Net asset value per share (net assets divided by
 shares outstanding)  ..............................       $15.14
                                                           ======


                       See notes to financial statements.

UNITED NEW CONCEPTS FUND, INC.
STATEMENT OF OPERATIONS
For the Six Months Ended SEPTEMBER 30, 1995

Investment Income
 Income:
   Interest ........................................  $ 2,624,521
   Dividends .......................................      117,110
                                                      -----------
    Total income  ..................................    2,741,631
                                                      -----------
 Expenses (Note 2):
   Investment management fee .......................    1,373,615
   Transfer agency and dividend disbursing..........      391,676
   Service fee .....................................      223,864
   Accounting services fee .........................       27,500
   Audit fees ......................................       14,416
   Custodian fees ..................................        9,044
   Legal fees ......................................        8,782
   Other ...........................................       87,320
                                                      -----------
    Total expenses  ................................    2,136,217
                                                      -----------
      Net investment income ........................      605,414
                                                      -----------

Realized and Unrealized Gain on Investments
 Realized net gain on investments  .................    5,390,856
 Unrealized appreciation in value of investments
   during the period ...............................   73,012,776
                                                      -----------
   Net gain on investments .........................   78,403,632
                                                      -----------
    Net increase in net assets resulting from
      operations ...................................  $79,009,046
                                                      ===========


                       See notes to financial statements.

UNITED NEW CONCEPTS FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                            For the     For the
                                          six months  fiscal year
                                             ended       ended
                                         September 30, March 31,
                                             1995         1995
                                        ------------  ------------
Increase in Net Assets
 Operations:
   Net investment income ...............$    605,414  $    751,952
   Realized net gain on investments ....   5,390,856    13,964,808
   Unrealized appreciation .............  73,012,776    36,150,524
                                        ------------  ------------
    Net increase in net assets
      resulting from operations ........  79,009,046    50,867,284
                                        ------------  ------------
 Dividends to shareholders from:*
   Net investment income ...............         ---      (329,841)
   Realized gains on securities
    transactions  ......................         ---   (18,140,872)
                                        ------------  ------------
                                                 ---   (18,470,713)
                                        ------------  ------------
 Capital share transactions:
   Proceeds from sale of shares
    (21,526,851 and 20,385,599
    shares, respectively)  ............. 293,908,983   235,348,087
   Proceeds from reinvestment of
    dividend and/or capital gains
    distribution (-0- and 1,662,837
    shares, respectively)  .............         ---    18,341,093
   Payments for shares redeemed
    (18,392,457 and 17,468,085
    shares, respectively)  .............(253,878,823) (203,514,427)
                                        ------------  ------------
    Net increase in net assets
      resulting from capital share
      transactions .....................  40,030,160    50,174,753
                                        ------------  ------------
      Total increase ................... 119,039,206    82,571,324
Net Assets
 Beginning of period ............ ...... 303,623,910   221,052,586
                                        ------------  ------------
 End of period  ........................$422,663,116  $303,623,910
                                        ============  ============
   Undistributed net
    investment income ..................  $1,027,525      $422,111
                                          ==========      ========

                    *See "Financial Highlights" on page 14.

                       See notes to financial statements.

UNITED NEW CONCEPTS FUND, INC.
FINANCIAL HIGHLIGHTS
For a Share of Capital Stock Outstanding
Throughout Each Period:

                   For the
                  six months  For the fiscal year ended March 31,
                     ended    -----------------------------------
                    9-30-95    1995   1994    1993   1992    1991
                    -------  ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ........... $12.25  $10.94 $ 9.70   $9.41  $6.84   $5.21
                     ------  ------  -----   -----  -----   -----
Income from investment
 operations:
 Net investment
   income (loss) ...    .02     .03  (0.01)    .01    .02     .07
 Net realized and
   unrealized gain
   on investments ..   2.87    2.12   1.48     .29   2.57    1.65
                     ------  ------  -----   -----  -----   -----
Total from investment
 operations  .......   2.89    2.15   1.47     .30   2.59    1.72
                     ------  ------  -----   -----  -----   -----
Less distributions:
 Dividends from
   net investment
   income ..........  (0.00)  (0.01) (0.00)  (0.01) (0.02)  (0.09)
 Distribution from
   capital gains ...  (0.00)  (0.83) (0.23)  (0.00) (0.00)  (0.00)
                     ------  ------  -----   -----  -----   -----
Total distributions.  (0.00)  (0.84) (0.23)  (0.01) (0.02)  (0.09)
                     ------  ------  -----   -----  -----   -----
Net asset value,
 end of period  .... $15.14  $12.25 $10.94   $9.70  $9.41   $6.84
                     ======  ======  =====   =====  =====   =====
Total return* ......  23.59%  20.50% 15.21%   3.19% 37.83%  33.62%
Net assets, end
 of period (000
 omitted) ..........$422,663$303,624$221,053$179,959$152,426$78,274
Ratio of expenses
 to average net
 assets  ...........   1.18%** 1.24%  1.19%   1.18%  1.16%   1.36%
Ratio of net investment
 income to average
 net assets  .......   0.34%** 0.30% -0.11%   0.15%  0.22%   1.12%
Portfolio turnover
 rate  .............  20.13%**44.01% 55.23%  57.10% 71.56%  89.64%


  *Total return calculated without taking into account the sales load deducted on an initial purchase.
 **Annualized.


                       See notes to financial statements.

UNITED NEW CONCEPTS FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1995

NOTE 1 -- Significant Accounting Policies

     United New Concepts Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a major dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using Nasdaq (National Association of Securities Dealers Automated Quotations) which provides information on bid and asked or closing prices quoted by major dealers in such stocks. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

D. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the record date. Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryforwards.


NOTE 2 -- Investment Management And Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .35% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $13.3 billion of combined net assets at September 30, 1995) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly-owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly-owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level                 Annual Fee
          (all dollars in millions)       Rate for Each Level
          -------------------------       -------------------
          From $    0 to $   10                $      0
          From $   10 to $   25                $ 10,000
          From $   25 to $   50                $ 20,000
          From $   50 to $  100                $ 30,000
          From $  100 to $  200                $ 40,000
          From $  200 to $  350                $ 50,000
          From $  350 to $  550                $ 60,000
          From $  550 to $  750                $ 70,000
          From $  750 to $1,000                $ 85,000
               $1,000 and Over                 $100,000

     Presently, the Fund operates under state expense requirements which limit the amount of aggregate annual expenses, adjusted for certain excess custodian fees, that the Fund may incur during its fiscal year. The Manager will reimburse the Fund for any expenses in excess of the limitation. No such reimbursement is required for the period ended September 30, 1995.

     The Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.0208 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received direct and indirect gross sales commissions (which are not an expense of the Fund) of $1,704,586, out of which W&R paid sales commissions of $979,103 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Service Plan adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a fee to W&R in an amount not to exceed .25% of the Fund's average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Fund paid Directors' fees of $6,171.

     W&R is an indirect subsidiary of Torchmark Corporation, a holding company, and United Investors Management Company, a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

     Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $64,249,345 while proceeds from maturities and sales aggregated $27,585,710. Purchases of short-term securities aggregated $570,056,623 while proceeds from maturities and sales aggregated $554,170,910. No U.S. Government securities were bought or sold during the period ended September 30, 1995.

     For Federal income tax purposes, cost of investments owned at September 30, 1995 was $270,143,035, resulting in net unrealized appreciation of $163,966,186 of which $172,570,823 related to appreciated securities and $8,604,637 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital gain net income of $13,743,956 during the year ended March 31, 1995, of which a portion was paid to shareholders during the period ended March 31, 1995. Remaining capital gain net income will be distributed to the Fund's shareholders.
 NOTE 5 -- Commencement of Multiclass Operations

     On July 18, 1995, the Fund was authorized to offer investors a choice of two classes of shares, Class A and Class Y. A comprehensive discussion of the terms under which shares of either class are offered is contained in the prospectus and the Statement of Additional Information for the Fund.

     The Fund commenced multiclass operations on September 7, 1995. The following class specific information is presented in footnote format in lieu of presentation in the principal financial statements due to the small amount of Class Y share transactions during the reporting period:

                            Class A       Class Y         Total
                        ------------    ----------  ------------
  Value issued from sale
   of shares..........  $293,056,361      $852,622  $293,908,983
  Value issued from
   reinvestment of
   dividends .........           ---           ---           ---
  Value redeemed .....  (253,878,823)          ---  (253,878,823)
                         -----------    ----------   -----------
  Increase in outstanding
   capital............   $39,177,538      $852,622  $ 40,030,160
                       =============  ============ =============

  Shares outstanding .    27,859,593        56,309    27,915,902
  Net asset value per share   $15.14        $15.14

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of United New Concepts Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of United New Concepts Fund, Inc. (the "Fund") at September 30, 1995, the results of its operations for the six months then ended and the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
Kansas City, Missouri
November 3, 1995

DIRECTORS

Ronald K. Richey, Birmingham, Alabama, Chairman of the Board
Henry L. Bellmon, Red Rock, Oklahoma
Dodds I. Buchanan, Boulder, Colorado
Jay B. Dillingham, Kansas City, Missouri
Linda Graves, Topeka, Kansas
John F. Hayes, Hutchinson, Kansas
Glendon E. Johnson, Miami, Florida
James B. Judd, Kansas City, Missouri
William T. Morgan, Los Angeles, California
Doyle Patterson, Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Keith A. Tucker, Overland Park, Kansas
Frederick Vogel III, Milwaukee, Wisconsin
Paul S. Wise, Carefree, Arizona
Leslie S. Wright, Birmingham, Alabama

OFFICERS

Keith A. Tucker, President
Robert L. Hechler, Vice President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Sharon K. Pappas, Vice President and Secretary
Mark G. Seferovich, Vice President
Carl E. Sturgeon, Vice President








To all IRA Planholders:
As required by law, income tax will automatically be withheld from any distribution or withdrawal from an IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The United Group of Mutual Funds

United Cash Management, Inc.
United Government Securities Fund, Inc.
United Bond Fund
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United Continental Income Fund, Inc.
United Retirement Shares, Inc.
United Asset Strategy Fund, Inc.
United Income Fund
United Accumulative Fund
United Vanguard Fund, Inc.
United New Concepts Fund, Inc.
United Science and Technology Fund
United International Growth Fund, Inc.
United Gold & Government Fund, Inc.




















FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (913) 236-1303

Our INTERNET address is:
  http://www.waddell.com

NUR1012SA(9-95)

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